EXHIBIT 10.18

               SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT

      This SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT ("Agreement") is made as of April 28, 2004, by and among HUNTINGDON CORPORATION, a Florida corporation, in its capacity as the holder of the Additional and Supplemental Debt (as defined below), (in such capacity, together with its assigns, the "Additional and Supplemental Creditor"), HUNTINGDON CORPORATION, a Florida corporation, in its capacity as the holder of the Advance Debt (as defined below) (in such capacity, together with its assigns, the "Advance Creditor") and NORTON HERRICK, in his capacity as the holder of the Herrick Debt (as defined below) (in such capacity, together with his assigns, "Herrick"), and N. HERRICK IRREVOCABLE ABC TRUST, in its capacity as holder of the Trust Debt (as defined below), (in such capacity, together with its assigns, "Trust").

                                   BACKGROUND

      A. MEDIABAY, INC., a Florida corporation (the "Company") has issued to Huntingdon Corporation a certain Senior Convertible Promissory Note due September 30, 2007, in the amount of $800,000 (as it may be, from time to time, amended, supplemented, extended, renewed, refinanced, restated, or replaced in whole, or in part, the "Advance Debt Note"), to evidence certain indebtedness owing from the Company to Huntingdon Corporation with respect to advances made to the Company by Huntingdon Corporation in December 2000, and February 2001 (such indebtedness owing under the Advance Debt Note, the "Advance Debt").

      B. Pursuant to a certain Amended and Restated Security Agreement dated the date hereof (as it may be, from time to time, amended, supplemented, extended, renewed, refinanced, restated, or replaced in whole, or in part, the "Huntingdon Security Agreement"), by and among the Company and certain of the subsidiaries of the Company (collectively, "Grantors"), and Huntingdon Corporation, the Grantors have granted to Huntingdon Corporation, in its capacity as Advance Creditor, a security interest in all of the assets of the Grantors, as set forth in the Huntingdon Security Agreement (such security interest, the "Advance Creditor Security Interest").

      C. Pursuant to a Loan Agreement dated April 30, 2001, Huntingdon Corporation lent the Company the additional principal amount of $2,500,000 ("Additional Financing Loans"). The Additional Financing Loans are evidenced by a Senior Secured Promissory Note in the principal amount of $2,500,000 dated May 14, 2001 (as the same may be, from time to time, amended, supplemented, extended, renewed, refinanced, restated, or replaced, in whole or in part, the "Additional Debt Note"). All indebtedness owing under any and all of the Additional Debt Note shall be referred to collectively, as the "Additional and Supplemental Debt."

      D. Pursuant to the Huntingdon Security Agreement, the Grantors have granted to Huntingdon Corporation, in its capacity as Additional and Supplemental Creditor, a security interest in all of the assets of the Grantors, as set forth in the Huntingdon Security Agreement (such security interest, the "Additional and Supplemental Creditor Security Interest").

      E. The Company issued to Herrick a certain Senior Convertible Promissory Note due September 30, 2007, dated as of December 31, 1998, in the amount of $1,984,250 (as it may be from time to time amended, supplemented, extended, renewed, refinanced, restated or replaced in whole or in part, the "Herrick Note"), to evidence indebtedness of the Company owing to Herrick (such indebtedness owing under the Herrick Note, the "Herrick Debt").

      F. Pursuant to a certain Amended and Restated Security Agreement dated the date hereof (as it may be from time to time amended, supplemented, extended, renewed, refinanced, restated or replaced in whole or in part, the "Herrick Security Agreement"), by and among the Grantors and Herrick, the Grantors have granted to Herrick a security interest in all of the assets of the Grantors, as set forth in the Herrick Security Agreement (such security interest, the "Herrick Security Interest").

      G. The Company issued to the Trust a certain Convertible Series Subordinated Promissory Note in the principal amount of $500,000 (as it may be, from time to time, amended, supplemented, extended, renewed, refinanced, restated, or replaced in whole, or in part, the "Trust Note"), to evidence certain indebtedness owing from the Company to the Trust (such indebtedness owing under the Trust Note, the "Trust Debt").

      H. Pursuant to a certain Security Agreement dated the date hereof (as it may be, from time to time, amended, supplemented, extended, renewed, refinanced, restated, or replaced in whole, or in part, the "Trust Security agreement"), by and among Grantors and the Trust, the Grantors have granted to the Trust a security interest in all of the assets of the Grantors, as set forth in the Trust Security Agreement (such security interest, the "Trust Security Interest"). The assets securing repayment of the Advance Debt, the Additional and Supplemental Debt, the Trust Debt, and the Herrick Debt are referred to herein as the "Common Collateral."

      I. The Advance Creditor, the Additional and Supplemental Creditor and Herrick have made certain agreements regarding their respective rights in relation to the Company and the Common Collateral, which agreements were set forth in a certain Amended and Restated Intercreditor Agreement dated October 3, 2002 ("Existing Intercreditor Agreement"), and the parties desire to amend and restate, in its entirety, the Existing Intercreditor Agreement as set forth herein;

      NOW THEREFORE, with the foregoing Background incorporated by reference, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties agree as follows:

      1. Priority of Security Interests. The parties hereto agree that, notwithstanding anything to the contrary contained in the Advance Debt Note, any Additional Debt Note, the Herrick Note, the Trust Note, or in the Huntingdon Security Agreement, the Herrick Security Agreement, or Trust Security Agreement:

            a. With respect to the Common Collateral, the Advance Creditor Security Interest, the Herrick Security Interest, and the Trust Security Interest shall be junior, subject and subordinate to the Additional and Supplemental Creditor Security Interest for so long as any Additional and Supplemental Debt remains outstanding and unsatisfied.

            b. With respect to the Common Collateral, the Herrick Security Interest and Trust Security Interest shall be further junior, subject and subordinate to the Advance Creditor Security Interest for so long as any Advance Debt remains outstanding and unsatisfied.

            c. The Herrick Security Interest and Trust Security Interest shall per pari passu.


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


      The priority of security interests in the Common Collateral set forth above shall apply and control irrespective of (i) any statements to the contrary in any agreement or other document executed and delivered by any party hereto or any affiliate thereof, (ii) the time, order, or method of attachment or perfection of security interests, (iii) the time or order of recording of mortgage or filings of financing statements or any other recordings of filings, or (iv) the giving of, or the failure to give, notice of the acquisition or expected acquisition of purchase money or other security interests. Notwithstanding the foregoing, nothing in this Agreement shall be interpreted or construed to affect in any way any security interest granted by any of the Grantors (or any of such Grantor's subsidiaries or affiliates) to any of the Advance Creditor, the Additional and Supplemental Creditor, Herrick, or the Trust in any assets of the such Grantor (or any of such Grantor's subsidiaries or affiliates) other than the Common Collateral.

      2. Preservation and Reservation of Rights. The parties hereto agree that, subject to the express agreements contained herein with respect to subordination and priority, each party hereto shall retain all of its rights in connection with the respective indebtedness owed to it by the Company pursuant to its respective notes and security documents, including rights to accelerate such indebtedness and to seek enforcement of its remedies against the Company with respect to such indebtedness, that are available to such party under its respective notes and security documents or otherwise at law or equity.

      3. Continuing Validity of Agreement. The parties hereto agree that, the agreements set forth in this Agreement, and the rights of the Additional and Supplemental Creditor as against the Advance Creditor, Herrick, and the Trust, and of the Advance Creditor as against Herrick and the Trust shall remain in full force and in effect without regard to, and shall not be impaired by any act of any party (including without limitation the Company and any of the parties hereto) or any event whatsoever, including without limitation, any amendment, modification, restatement, refinancing or waiver of, or addition or supplement to or deletion from, or compromise, release or consent or other action in respect of any of the terms of the Advance Debt, the Additional and Supplemental Debt, the Herrick Debt, or the Trust Debt, any exercise or non-exercise of any party hereto of any of its rights in connection with the respective indebtedness owed to it by the Company or the security interests granted to it by any of the Grantors to secure such indebtedness, any failure by any party to perfect its security interest in or actions taken by such party with respect to or release by such party of its security interest in any collateral granted to such party by any of the Grantors, any absence or inadequacy of any notice to, or knowledge by, any party hereto of any matter (including the foregoing matters), or any other circumstance which might otherwise constitute a defense available to or a discharge of the Company, any of the other Grantors or any of the parties hereto. Each of the Advance Creditor, Herrick, and the Trust waives any and all notices of the acceptance of the provisions of this Agreement or of the, renewal, extension or accrual, now or at any time in the future, of any Additional and Supplemental Debt or Advance Debt, as applicable.

      4. No Effect on Obligations of Company/Grantors, Company Not a Third Party Beneficiary. Nothing contained in this Agreement shall impair, as between the Company, and/or any of the other Grantors, and any of the Advance Creditor, the Additional and Supplemental Creditor, Herrick, or the Trust, as applicable, (i) the obligation of the Company to pay to, with respect to any of the Advance Debt, the Additional and Supplemental Debt, the Trust Debt, or the Herrick Debt, as applicable, the principal thereof and interest thereon as and when the same shall become due and payable in accordance with the terms of the Advance Debt Note, the Additional Debt Note, the Trust Note, or the Herrick Note, as applicable (subject in any event, to any subordination or intercreditor provisions contained or referenced therein in favor of any senior lender), (ii) the obligation of the Company and each other Grantor to comply with each and every provision of the Advance Debt Note, the Additional Debt Note, the Trust Note, or the Herrick Note, as applicable, or any of the Advance Debt, the Additional and Supplemental Debt, the Trust Debt, or the Herrick Debt, as applicable, or the Huntingdon Security Agreement, the Trust Security Agreement, or the Herrick Security Agreement, or (iii) the ability of the Advance Creditor, the Additional and Supplemental Creditor, the Trust, or Herrick, as applicable, to exercise all rights, powers, and remedies otherwise permitted by applicable law or under this Agreement, all subject to the rights of the holders of the Additional and Supplemental Creditor Debt, or the Advance Creditor Debt, as applicable, hereunder including rights to receive cash, securities or other property otherwise payable or deliverable to the holders of the Advance Creditor Debt, the Trust Debt, or Herrick Debt, as applicable. Neither the Company nor any of the other Grantors is not intended to be, and shall have no rights as, a third party beneficiary of this Agreement.


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


      5. Assignment Subject to Acceptance Hereof. The parties hereto agree that, subject to the provisions of the following sentence, this Agreement shall inure to the benefit of any successors or assigns of either party, and that this Agreement shall be freely assignable by each of them. Notwithstanding the foregoing, each of the parties hereto agrees that any assignment by it of any portion of the indebtedness held by it shall be expressly subject to the provisions hereof, and each holder of any of the Advance Debt, the Additional and Supplemental Debt, the Trust Debt, or the Herrick Debt, by its acceptance thereof, shall be deemed to acknowledge and agree that the provisions set forth in this Agreement shall be enforceable against such holder.

      6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO ANY CHOICE OF LAW RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

      7. Execution. The parties hereto agree that this Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one original document. Signature by facsimile shall bind the parties hereto.

      8. Existing Intercreditor Agreement. This Agreement amends and restates, in its entirety, the Existing Intercreditor Agreement, and any reference to the Existing Intercreditor Agreement in any instrument, document, or agreement related to, or issued in connection with, the Advance Debt, the Additional and Supplemental Debt, the Trust Debt, or the Herrick Debt, shall mean this Amended and Restated Intercreditor Agreement.



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




      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                        HUNTINGDON CORPORATION,
                                        as Advance Creditor

/s/ Norton Herrick                      By: /s/ Norton Herrick
---------------------------------          ---------------------------------
NORTON HERRICK                          Name:  Norton Herrick
                                        Title: President

N. HERRICK IRREVOCABLE                  HUNTINGDON CORPORATION,
ABC TRUST                               as Additional and Supplemental Creditor

By: /s/ Howard Herrick                  By: /s/ Norton Herrick
   ------------------------------          ---------------------------------
Name:  Howard Herrick                   Name:  Norton Herrick
Title: Trustee                          Title: President


ACKNOWLEDGED BY:
ABC INVESTMENT CORP                     RADIO SPIRITS, INC.

By: /s/ John F. Levy                    By: /s/ John F. Levy
   -----------------------------           -----------------------------
Name:  John F. Levy                     Name:  John F. Levy
Title: Executive Vice President         Title: Executive Vice President
Address: Two Ridgedale Avenue           Address: Two Ridgedale Avenue
         Cedar Knolls, NJ  07927                 Cedar Knolls, NJ  07927

VIDEO YESTERYEAR, INC.                  AUDIO BOOK CLUB, INC.

By: /s/ John F. Levy                   By: /s/ John F. Levy
   -----------------------------          -----------------------------
Name:  John F. Levy                     Name:  John F. Levy
Title: Executive Vice President         Title: Executive Vice President
Address: Two Ridgedale Avenue           Address: Two Ridgedale Avenue
         Cedar Knolls, NJ  07927                 Cedar Knolls, NJ  07927


                                        MEDIABAY, INC.

                                        By: /s/ John F. Levy
                                           -----------------------------
                                         Name:  John F. Levy
                                         Title: Executive Vice President
                                         Address: Two Ridgedale Avenue
                                                  Cedar Knolls, NJ  07927